Vanguard Fenway Funds

Supplement to the Statement of Additional Information Dated January 28, 2010

In the Description of the Trust section, under “Service Providers,” the following text replaces similar text:

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the Equity Income Fund), State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for the Growth Equity Fund), and The Bank of New York Mellon, One Wall Street, New York, NY 10286 (for the PRIMECAP Core Fund), serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 065CC 102010